================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule
      14a-11(c) or Rule 14a-12
[ ]   Confidential, for use of the Commission
      only (as permitted by Rule 14a-6(e)(2))

                              VENTURE SEISMIC LTD.
                (Name of Registrant as specified in its Charter)

                        ________________________________
      (Name of person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction
     applies:                                 __________________________________

2.   Aggregate number of securities to which transaction
     applies:                                 __________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined:

     ---------------------------------------------------------------------------

4.   Proposed maximum aggregate value of
     transaction:                     __________________________________________

5.   Total fee
     paid:   ___________________________________________________________________

    [ ]  Fee paid previously with preliminary materials.
    [ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously
    paid:       ________________________________________________________________

(2) Form, schedule or Registration Statement
    No.:                           _____________________________________________

(3) Filing
    Party:   ___________________________________________________________________

(4) Date
    Filed:   ___________________________________________________________________
================================================================================

                              VENTURE SEISMIC LTD.
                            3110 - 80TH AVENUE S.E.
                            CALGARY, ALBERTA T2C 1J3

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 19, 1998

     NOTICE IS HEREBY GIVEN that an annual meeting (the "Meeting") of the shareholders of Venture Seismic Ltd. (the "Corporation") will be held at 3100, 324 - 8th Avenue S.W., Calgary, Alberta, Canada, T2P 2Z2, at the hour of 10:00 a.m., local time, Thursday, March 19, 1998, for the following purposes:

1. To receive the annual report to the shareholders and the financial statements for the year ended September 30, 1997;

2.   To elect a board of five (5) directors for the ensuing year;

3. To appoint Ernst & Young, Chartered Accountants, as the independent auditors for the ensuing year and to authorize the directors to fix their remuneration; and

4. To transact such other business as may properly be brought before the Meeting.

     The close of business on January 26, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting of shareholders. The stock transfer books of the Corporation will not be closed.

     All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

     The enclosed information circular should be consulted for further details on the matters to be acted upon.

           DATED at Calgary, Alberta, this 27th day of January, 1998.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (Signed) BRIAN W. KOZUN, CHAIRMAN

IMPORTANT

     Proxies, to be valid, must be deposited at the office of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, not less than 48 hours, excluding Saturdays and holidays, preceding the Meeting or adjournment of the Meeting.

                              VENTURE SEISMIC LTD.
                            3110 - 80TH AVENUE S.E.
                                CALGARY, ALBERTA
                                    T2C 1J3

                              INFORMATION CIRCULAR

                            PURPOSE OF SOLICITATION

     THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF VENTURE SEISMIC LTD. (THE "CORPORATION") FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT 3100, 324
- 8TH AVENUE S.W., CALGARY, ALBERTA, CANADA, T2P 2Z2 ON THURSDAY, THE 19TH DAY OF MARCH, 1998, AT THE HOUR OF 10:00 O'CLOCK IN THE FORENOON, LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF FOR THE PURPOSES SET OUT IN THE ACCOMPANYING NOTICE OF MEETING. The Corporation will bear the cost of preparing, printing, assembling and mailing the proxy, Information Circular and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Corporation, clearing agencies and other financial intermediaries. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Corporation may solicit by telephone proxies without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies.

     The approximate date on which this Information Circular and the accompanying form of Proxy will first be mailed or given to the Corporation's shareholders is January 28, 1998.

                               VOTING OF PROXIES

     All common shares represented at the meeting by properly executed proxies will be voted and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. IN THE ABSENCE OF ANY SUCH SPECIFICATIONS, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF ALL THE MATTERS SET OUT HEREIN, INCLUDING THE ELECTION OF THE NOMINEES SET FORTH UNDER THE CAPTION "ELECTION OF DIRECTORS", AND THE APPOINTMENT OF ERNST & YOUNG, CHARTERED ACCOUNTANTS AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

     THE ENCLOSED INSTRUMENT OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE MANAGEMENT DESIGNEES, OR OTHER PERSONS NAMED AS PROXY, WITH RESPECT TO AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AT THE DATE OF THIS INFORMATION CIRCULAR, THE CORPORATION IS NOT AWARE OF ANY AMENDMENTS TO, OR VARIATIONS OF, OR OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. IN THE EVENT THAT OTHER MATTERS COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE CORPORATION.

     Proxies, to be valid, must be deposited at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 not less than 48 hours, excluding Saturdays and statutory holidays, preceding the meeting or an adjournment of the meeting.

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the annual meeting of shareholders.

                              APPOINTMENT OF PROXY

     A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION) OTHER THAN BRIAN W. KOZUN AND P. DANIEL McARTHUR, THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR HIM AT THE MEETING. Such right may be exercised by inserting in the blank space provided on the instrument of proxy, the name of the person to be designated and deleting therefrom, the names of the management designees, or by completing another proper instrument of proxy and, in either case, depositing the instrument of proxy at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 not less than 48 hours, excluding Saturdays and statutory holidays, preceding the Meeting or adjournment of the Meeting.

                             REVOCATION OF PROXIES

     A shareholder who has given a proxy may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy.

     A shareholder may revoke a proxy by depositing an instrument in writing, executed by him or his attorney authorized in writing:

     (a) at the offices of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005 at any time, not less than 48 hours, excluding Saturdays and statutory holidays, preceding the Meeting or adjournment of the Meeting at which the proxy is to be used;

     (b) at the registered office of the Corporation, 3100, 324 - 8th Avenue S.W., Calgary, Alberta, T2P 2Z2, at any time up to and including the last business day preceding the day of the Meeting at which the proxy is to be used; or

     (c) with the Chairman of the Meeting on the day of the Meeting or an adjournment of the Meeting.

     In addition, a proxy may be revoked by the shareholder executing another form of proxy bearing a later date and depositing same at the offices of the registrar and transfer agent of the Corporation within the time period set out under the heading "Voting of Proxies", or by the shareholder personally attending the Meeting and voting his shares.

                              CURRENCY TRANSLATION

     The Corporation has selected United States dollars as its currency for financial reporting and display purposes. This Information Circular contains the translation of certain Canadian dollar amounts into United States dollars. These translations should not be construed as representations that the United States dollars actually represent Canadian dollar amounts or could be converted into Canadian dollars at the rate indicated. Unless otherwise indicated, the translation of Canadian dollars into United States dollars has been made as at September 30, 1997 at the rate of Cdn $1.00 = U.S. $.7234.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     The Corporation is authorized to issue an unlimited number of common shares, without nominal or par value. The holders of common shares of record at the close of business on the record date, set by the directors of the Corporation to be January 26, 1998, are entitled to notice of and to vote such common shares at the Meeting on the basis of one vote for each common share held, except to the extent that:

     (a)  such person transfers his common shares after the record date; and

     (b) the transferee of those common shares produces properly endorsed share certificates or otherwise establishes his ownership to the shares and makes a demand to the registrar and transfer agent of the Corporation, not later than 10 days before the Meeting, that his name be included on the shareholders list.

     On the record date there were 4,634,584 common shares issued and outstanding and entitled to vote at the Meeting on all matters which may properly come before the Meeting.

     The By-laws of the Corporation provide that two (2) persons present and holding or representing by proxy not less than fifty percent (50%) of the issued common shares entitled to vote at the Meeting shall constitute a quorum for the Meeting. Assuming a quorum is present, the affirmative vote of any of the common shares voting, in person or by proxy, is necessary to elect the directors and appoint Ernst & Young, Chartered Accountants as the independent auditors of the Corporation. All common shares represented at the Meeting by properly executed proxies will be voted and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote in favor of all the matters set out herein. Therefore, any abstention from voting on any matter has the same legal effect as a vote "for" the matter, even though the shareholder may interpret such action differently.

     The following table sets forth certain information with respect to the beneficial ownership of the Corporation's common shares at January 26, 1998 of
(i) the Named Officer (as defined under "Executive Compensation"), (ii) each person or entity known by the Corporation to own beneficially more than 5% of the Corporation's outstanding common shares, (iii) each director of the Corporation, and (iv) all executive officers and directors of the Corporation as a group:

                                                               AMOUNT AND
NAME AND ADDRESS OF                                             NATURE OF               PERCENT OF
BENEFICIAL OWNER(1)                                      BENEFICIAL OWNERSHIP(2)     COMMON SHARES(8)
-----------------------------------------------------    -----------------------     ----------------
Brian W. Kozun.......................................             833,836(3)               17.8%
P. Daniel McArthur...................................              72,731(4)                1.6%
Michael J. Beninger..................................              54,231(5)(6)             1.2%
J. Joseph Ciavarra...................................               5,000(6)                  **
Stuart M. Norman.....................................              15,769(6)                  **
All executive officers and directors as a group (7
  persons)...........................................           1,096,317(7)               22.9%

** Does not exceed one percent.

Notes:

(1) Unless otherwise indicated, the address of each beneficial owner identified is: c/o Venture Seismic Ltd., 3110 - 80th Avenue S.E., Calgary, Alberta, T2C 1J3.

(2) Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(3) Includes (i) 757,009 common shares held by a personal holding company, of which Mr. Kozun is the sole shareholder, (ii) 23,077 common shares held in trust, of which Mr. Kozun is one of three trustees and (iii) 53,750 common shares underlying immediately exercisable options, but excludes 51,250 common shares underlying options which are not exercisable within 60 days. Mr. Kozun disclaims beneficial ownership as to the common shares held in trust, as he is not a beneficiary under such trust.

(4) Includes (i) 70,231 common shares and (ii) 2,500 common shares underlying immediately exercisable options, but excludes 7,500 common shares underlying options which are not exercisable within 60 days. Of the common shares owned by Mr. McArthur, 3,693 have been pledged to the Corporation as collateral for a shareholder's loan in the amount of $4,405.

(5) Includes 49,231 common shares held in a trust of which Mr. Beninger is a beneficiary.

(6) Includes 5,000 common shares underlying immediately exercisable options but excludes 6,000 common shares underlying options which are not exercisable within 60 days.

(7) Includes (i) 12,308 common shares which have been pledged to the Corporation as collateral for shareholders' loans in the aggregate amount of $14,660 and
    (ii) 143,750 common shares underlying immediately exercisable options, but excludes 114,250 common shares underlying options which are not exercisable within 60 days.

(8) All holders own common shares. The numbers in this column reflect the percent of class as calculated on the basis of 4,634,584 common shares outstanding as of January 26, 1998.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation paid or accrued by the Corporation to Brian W. Kozun, the President and Chief Executive Officer of the Corporation (the "Named Officer") for services rendered to the Corporation during the fiscal years ended September 30, 1997, 1996 and 1995. No other executive officers of the Corporation received compensation in excess of $100,000 for services during such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                     SECURITIES
NAME AND PRINCIPAL POSITION                                YEAR      SALARY      UNDERLYING OPTIONS
-------------------------------------------------------    ----     --------     ------------------
Brian W. Kozun.........................................    1997     $122,000          --
President and Chief Executive Officer                      1996     $114,000          --
                                                           1995     $114,000           55,000(1)

Note:

(1) Represents options to purchase common shares granted pursuant to the Company's 1995 Stock Option Plan, as amended (the "1995 Plan").

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended September 30, 1997 ("Fiscal 1997") by the Named Officer and the number and value of unexercised options held by such Named Officer as of September 30, 1997.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED IN
                                SECURITIES                        OPTIONS AT FISCAL               THE MONEY OPTIONS AT
                                ACQUIRED ON      VALUE                 YEAR END                     FISCAL YEAR-END
                                 EXERCISE       REALIZED     EXERCISABLE/UNEXERCISABLE(1)     EXERCISABLE/UNEXERCISABLE(1)
NAME                                ($)           ($)                    ($)                              ($)
----------------------------    -----------     --------     ----------------------------     ----------------------------
Brian W. Kozun..............        Nil            Nil               41,250/13,750                   152,200/50,735

Note:

(1) Value calculated by multiplying the number of unexercised options outstanding at September 30, 1997 by the difference between the closing sale price ($8.69 per share) for the common shares as reported by the Nasdaq National Market System on September 30, 1997 and the option exercise price.

                    EMPLOYMENT CONTRACTS AND TERMINATION OF
                 EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In September, 1995, the Corporation entered into an employment agreement with Brian W. Kozun (the "Kozun Agreement"), which provides for an annual salary as determined by the Board, subject to annual review, such number of stock options as may be determined by the Board, and a leased vehicle for use in the Corporation's business. The Board increased Mr. Kozun's annual salary to $133,000 in January 1998. The Kozun Agreement expires in September, 2000 and may be terminated by either party to the agreement, however, in the event of termination for reasons other than Just Cause or Disability, or in the event of Change of Control (as defined therein), Mr. Kozun shall be entitled to receive a lump sum payment equal to one month of his salary for each full year of employment. In addition, the Kozun Agreement prohibits Mr. Kozun from competing with the Corporation during his employment and for a period of two years following the end of such employment.

     In the event of certain transactions including those which may result in a change in control, as defined under the Company's 1995 Plan, options to purchase common shares held by all executive officers of the Corporation may become immediately exercisable.

                               STOCK OPTION PLAN

     Under the Company's 1995 Stock Option Plan, as amended (the "Option Plan"), up to 450,000 common shares are available for purchase by directors, officers, employees and consultants. Options granted under the Option Plan are exercisable on a cumulative basis over a vesting period of three years. As of January 27, 1998 there are 384,500 options outstanding to purchase common shares at exercise prices varying from $3.38 to $5.88 of which 208,250 options are fully vested.

                           COMPENSATION OF DIRECTORS

     Other than being reimbursed by the Corporation for their expenses, the aggregate cash compensation paid to the directors of the Corporation for services rendered in their capacities as directors, during Fiscal 1997 was nil.

     During Fiscal 1996, the Corporation paid Mr. Beninger, a director of the Corporation, fees of $36,710 for various management consulting services provided by him to the Corporation.

     On May 1, 1997, each of the following directors received automatic grants of options to purchase 1,000 common shares pursuant to the 1995 Plan: Mr. Beninger, Mr. Ciavarra and Mr. Norman. In January 1998, each of the following directors received grants of options to purchase 5,000 common shares, subject to vesting restrictions: Mr. Beninger, Mr. Ciavarra and Mr. Norman. On March 20, 1998, each of the following directors will receive automatic grants of options to purchase 1,000 common shares pursuant to the 1995 Plan: Mr. Beninger, Mr. Ciavarra and Mr. Norman. All of such options are, or will be exercisable at the fair market value of the Corporation's common shares on the date of grant.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

     Other than as set forth herein, no director, proposed director or senior officer, nor any of their respective associates or affiliates, is or has been at any time since the beginning of the last fiscal year, indebted to the Corporation or any of its subsidiaries.

     During Fiscal 1997 three officers of the Corporation (P. Daniel McArthur, James W. Stenhouse and Gregory B. Wiebe) were indebted to the Corporation in the aggregate amount of $22,000. These funds, which are non-interest bearing, were advanced to the officers in September, 1994 for the purchase of the Corporation's common shares pursuant to agreements dated September 23, 1994 between the Corporation and each of these officers (the "Advance Agreements"). Pursuant to the Advance Agreements, during Fiscal

1997, an aggregate of $7,340 of these amounts were repaid and the remaining balance of $14,660 is scheduled to be repaid in two equal annual installments ending September 30, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During Fiscal 1996, the Corporation paid Mr. Beninger, a director of the Corporation, fees of $36,710 for various management consulting services provided by him to the Corporation.

     During the fiscal year ended September 30, 1994, Mr. Kozun entered into an agreement with Elmdale Trust, of which Mr. Beninger, a director of the Corporation, is a beneficiary, whereby the trust issued a promissory note in the principal amount of $82,598 to Mr. Kozun in consideration for Mr. Kozun's transfer to the trust of 69,231 of his common shares. The promissory note is non-interest bearing. As of January 14, 1998, $9,178 of the amounts due under the promissory note has been repaid.

     All future transactions and/or loans between the Corporation and its officers, directors and/or 5% shareholders are intended to be on terms no less favorable to the Corporation than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Corporation.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Corporation's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Corporation. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms filed by such reporting persons.

     Based solely on the Corporation's review of such forms furnished to the Corporation and written representations from certain reporting persons, the Corporation believes that all filing requirements applicable to the Corporation's executive officers, directors and greater than 10% beneficial owners were complied with.

                    PARTICULARS OF MATTERS TO BE ACTED UPON

     To the knowledge of the Corporation's directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying notice of meeting relating to the receipt of the annual report and the financial statements, the election of directors, and the appointment of auditors.

I.   ELECTION OF DIRECTORS

     The board of directors currently consists of five (5) directors, all of whom are elected annually. It is proposed that the number of directors for the ensuing year be fixed at five (5). Each of the directors shall retire from office at the annual meeting of the Corporation, but shall retain office until the dissolution of the Meeting at which his successor is elected. It is proposed that the persons named below will be nominated at the Meeting. IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE ELECTION OF SAID PERSONS TO THE BOARD OF DIRECTORS. MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF SUCH NOMINEES WILL BE UNABLE TO SERVE AS DIRECTORS; HOWEVER, IF FOR ANY REASON ANY OF THE PROPOSED NOMINEES DO NOT STAND FOR ELECTION OR ARE UNABLE TO SERVE AS SUCH, PROXIES IN FAVOUR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN HIS PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed pursuant to the by-laws of the Corporation. The board of directors recommends a vote FOR all five nominees to the Corporation's board of directors.

     Each of the nominees is currently a director of the Corporation. The following sets forth the names and ages of the five nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Corporation.

     Brian W. Kozun (37) has been President and Chief Executive Officer of the Corporation since April, 1992 and has been a director since 1985. Mr. Kozun was one of the founding shareholders of the Corporation and served as the Corporation's Vice President, Field Operations and Vice President, Survey Operations from 1985 to 1992. From 1983 to 1985, Mr. Kozun served in various field positions with Sefel Geophysical Ltd., a geophysical company. Mr. Kozun has been involved in the geophysical services industry for more than 16 years.

     P. Daniel McArthur (36) has served as Chief Operating Officer and a director of the Corporation since August, 1994. From 1989 to 1994, Mr. McArthur served as a marketing manager and operations supervisor for Solid State Geophysical Inc., a geophysical company, and was appointed Vice-President, International Operations of Solid State Geophysical Inc. in June, 1992. From 1981 to 1988, he was employed by Sonics Exploration Ltd., a geophysical company, in various field management positions, on-shore and offshore, in Canada, the United States and the Caribbean.

     Stuart Norman (53) was appointed a director of the Corporation in August, 1994. He has been co-owner and a director of Paxton Pacific Resources Inc., a pressure treating and speciality wood products company since March, 1994. From 1990 to 1993, Mr. Norman was involved in the acquisition and construction of projects in the United States for Amusements International Inc., an operator of Ripleys Museums and, since 1990 has been a partner in Ripleys Museum of Hollywood, California. From 1987 to 1990, Mr. Norman served as President of Location Leasing Ltd., an oilfield camp rental company with operations in Alberta, British Columbia, Yukon and Northwest Territories. Also from 1972 to 1990, he was President of Diamond Resource Services Ltd., an oilfield services company operating in Western Canada.

     J. Joseph Ciavarra (47) was appointed a director of the Corporation in August, 1994. From 1991 until February 1997, he served as President and Chief Executive Officer of Transwest Energy Inc., an oil and gas company. Since February 1997 Mr. Ciavarra has been providing oil and gas consulting services. From 1976 to 1991, Mr. Ciavarra held various positions with Triton Energy Company, an oil and gas company, the most recent of which was Vice-President, Engineering.

     Michael J. Beninger (44) was appointed a director of the Corporation in August, 1994. He has been practicing law since 1980 and since August, 1993, has operated as a sole practitioner in Alberta and British Columbia. Prior to August, 1993, he was a partner with Felesky Flynn, Barristers & Solicitors in Calgary and Edmonton.

     The Board of Directors of the Corporation held three meetings during Fiscal 1997. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which such director served, which were held during Fiscal 1997.

     The Audit Committee consists of Mr. Beninger, Mr. Norman and Mr. Kozun. The Audit Committee is authorized by the Board of Directors to review, with the Corporation's independent auditors, the annual financial statements of the Corporation and to make annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organizations, internal controls, and related party transactions. The Audit Committee met two times in Fiscal 1997.

     The Compensation Committee, which consists of Mr. Beninger, Mr. Ciavarra and Mr. Norman, reviews and sets on behalf of the Board of Directors, the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation, administers the 1995 Plan, consults with management on matters concerning compensation and makes recommendations to the Board of Directors on compensation where approval of the Board of Directors is required. The Compensation Committee met two times during Fiscal 1997.

     The Corporation does not have a Nominating Committee.

II.   APPROVAL AND RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The management of the Corporation recommends a vote FOR the approval and ratification of the appointment of Ernst & Young, Chartered Accountants, as the Corporation's independent auditors for the fiscal year ending September 30, 1998. Ernst & Young has been the Corporation's auditors for Fiscal 1997 and were first appointed as the Corporation's auditors on August 23, 1995 and has no direct or indirect financial interest in the Corporation. A representative of Ernst & Young, Chartered Accountants is expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     The annual meeting of shareholders for the fiscal year ending September 30, 1998 is expected to be held in March, 1999. All proposals intended to be presented at the Corporation's next annual meeting of shareholders must be received at the Corporation's office no later than December 30, 1998, for inclusion in the Information Circular and form of proxy related to that meeting.

                                    GENERAL

     The Corporation will provide without charge to each person being solicited by this Information Circular, on the written request of any such person, a copy of the Annual Report of the Corporation on Form 10-KSB for the fiscal year ended September 30, 1997 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Vice-President, Finance, Venture Seismic Ltd., 3110 - 80th Avenue S.E., Calgary, Alberta, Canada, T2C 1J3.

     All matters referred to herein for approval by the shareholders require a simple majority of the shareholders voting, in person or by proxy, at the annual meeting of the shareholders.

     This information is given as of the 26th day of January, 1998. The contents and sending of this Information Circular has been approved by the directors of the Corporation.

     The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

           (Signed) BRIAN W. KOZUN                      (Signed) GREGORY B. WIEBE
           Chief Executive Officer                       Chief Financial Officer

                              VENTURE SEISMIC LTD.

                              INSTRUMENT OF PROXY

                         THIS PROXY IS SOLICITED BY THE
                       MANAGEMENT AND WILL BE USED AT THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 19, 1998

     The undersigned shareholder of Venture Seismic Ltd. (the "Corporation") hereby nominates, constitutes and appoints Brian W. Kozun, Chairman of the Corporation, or failing him, P. Daniel McArthur, Chief Operating Officer of the Corporation, or in the place and stead of the foregoing ---------------------------------------------- the true and lawful attorney and proxy of the undersigned to attend, act and vote in respect of all shares held by the undersigned at the annual meeting of the shareholders of the Corporation to be held at 3100, 324 - 8th Avenue S.W., Calgary, Alberta, Canada, T2P 2Z2 on Thursday, March 19, 1998, 10:00 a.m. local time, and at any adjournment or adjournments thereof. The undersigned hereby instructs the said proxy to vote the common shares represented by this instrument of proxy in the following manner:

1.   TO VOTE FOR  [ ]  OR AGAINST  [ ]

     A resolution fixing the number of directors for the ensuing year at five
     (5).

2.   TO VOTE FOR  [ ]  OR WITHHOLD FROM VOTING  [ ]

     A resolution electing for the ensuing year as directors Brian W. Kozun, P. Daniel McArthur, Michael Beninger, J. Joseph Ciavarra and Stuart Norman.

     (INSTRUCTIONS:  To withhold from voting for any individual nominee, print that nominee's name on the line provided below)

--------------------------------------------------------------------------------

3.   TO VOTE FOR  [ ]  OR WITHHOLD FROM VOTING  [ ]

     The appointment of Ernst & Young, Chartered Accountants, as independent auditors of the Corporation for the ensuing year and the authorization of the directors to fix their remuneration.

4. To vote in the discretion of the proxy nominee on any amendments to or variations of matters identified in the notice of meeting and on any other matters which may properly come before the meeting.

     DATED this ______ day of ________________ , 1998.

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Name of Shareholder -- Please
                                            Print)

     Please date, sign as name appears at the left and return promptly. If the common shares are registered in the names of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.
     NOTE: If the shareholder is a corporation, the instrument of proxy must be under its corporate seal or under the hand of an officer duly authorized in that behalf.

     All common shares represented at the meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specifications. IN THE ABSENCE OF ANY SUCH SPECIFICATIONS, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE FOR THE ELECTION OF THE MANAGEMENT NOMINEES FOR DIRECTOR AND FOR THE APPOINTMENT OF ERNST & YOUNG, CHARTERED ACCOUNTANTS AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

     A blank space has been provided to date the instrument of proxy. If the instrument of proxy is undated, it will be deemed to bear the date on which it is mailed by the person making the solicitation.